                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL
                       To Tender Shares of Common Stock
    (Including the Associated Rights to Purchase Shares of Series A Junior
                        Participating Preference Stock)
                                      of
                                UGI Corporation

            Pursuant to its Offer to Purchase dated August 2, 1999

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,NEW
  YORK CITY TIME, ON FRIDAY, AUGUST 27, 1999, UNLESS THE OFFER IS EXTENDED

To: ChaseMellon Shareholder Services, L.L.C., the Depositary

         By Mail:                  By Hand:            By Overnight Delivery:
                           ChaseMellon Shareholder    ChaseMellon Shareholder
 ChaseMellon Shareholder       Services, L.LC.            Services L.L.C.
     Services, L.L.C.      120 Broadway--13th Floor      85 Challenger Road
   Post Office Box 3301       New York, NY 10271     Ridgefield Park, NJ 07660
   South Hackensack, NJ      Attn: Reorganization       Attn: Reorganization
          07606                   Department                 Department
   Attn: Reorganization
        Department

 (registered or certified
    mail recommended)
                          By Facsimile Transmission:
                                (201) 296-4293

                             Confirm by Telephone:
                                (201) 296-4860

  Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery.

  You should use this Letter of Transmittal only if you are either enclosing certificates or are causing the Shares (as defined below) to be delivered by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

  If you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Date (as defined in the Offer to Purchase), you must tender your Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

Name(s) and
Address(es)
    of
Registered
 Holder(s)
  (Please
fill in, if                     Shares Tendered
  blank)         (Attach additional signed list if necessary)
---------------------------------------------------------------
                                 Total Number
                                   of Shares          Number
                Certificate     Represented by       of Shares
               Number(s)(1)    Certificate(s)(1)    Tendered(2)
             --------------------------------------------------

             --------------------------------------------------

             --------------------------------------------------

             --------------------------------------------------

               Total Shares
---------------------------------------------------------------

 (1) Need not be completed by Book-Entry Shareholders.
 (2) Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the Depositary are being tendered hereby. See Instruction 4.
-------------------------------------------------------------------------------
               (BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)
-------------------------------------------------------------------------------
 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:
 Name(s) of Tendering Shareholder(s) __________________________________________
 Date of Execution of Notice of Guaranteed Delivery ___________________________ Name of Institution which Guaranteed Delivery ________________________________ If delivery is by book-entry transfer:
   Name of Tendering Institution ______________________________________________
   Account No. ________________________________________________________________
   Transaction Code No. _______________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to UGI Corporation, a Pennsylvania corporation (the "Company"), the above-described shares of common stock, no par value (the "Common Stock"), including the associated rights to purchase shares of Series A Junior Participating Preference Stock pursuant to the Rights Agreement, dated as of April 29, 1986, between the Company and Mellon Bank, N.A., successor to Mellon Bank (East) N.A., as Rights Agent, as amended (collectively with the Common Stock, the "Shares"), at prices specified herein, not greater than $26.00 nor less than $23.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 2, 1999 (the "Offer to Purchase") and in the Letter of Transmittal (which together constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares that are being tendered hereby and appoints ChaseMellon Shareholder Services, L.L.C., as the Depositary (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares for transfer and cancellation on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

  The undersigned understands that the Company will determine a single per Share price (not greater than $26.00 nor less than $23.00 per Share) (the "Purchase Price") that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer, after taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to purchase 4,500,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn at prices not greater than $26.00 nor less than $23.00 per share) pursuant to the Offer. The undersigned understands that all shareholders whose Shares are purchased by the Company will receive the Purchase Price for each Share purchased in the Offer.

  The undersigned hereby represents and warrants that the undersigned has a net long position in Shares at least equal to the number of Shares being tendered and has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when the same are accepted for payment by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 or 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and return any Shares not tendered or not purchased, in the name(s) of the undersigned (or, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof, if the Company does not accept for payment any of the Shares so tendered.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

                        PRICE (IN DOLLARS) PER SHARE AT
                        WHICH SHARES ARE BEING TENDERED

                                ---------------

                              CHECK ONLY ONE BOX.
                    IF MORE THAN ONE BOX IS CHECKED, OR IF
            NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

                                ---------------

         SHARES TENDERED AT PRICE DETERMINED BY MODIFIED DUTCH AUCTION

[_] The undersigned wants to maximize the chance of having the Company purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box instead of one of the price boxes below, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the modified "Dutch auction" process. This action will result in receiving a price per Share of as low as $23.00 or as high as $26.00.

                                   -- OR --

              SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER

  By checking ONE of the boxes below instead of the box above, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. If the Purchase Price for the Shares is equal to or greater than the price checked, then the Shares purchased by the Company will be purchased at the Purchase Price. A shareholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. The same Shares cannot be tendered at more than one price (unless those Shares were previously tendered and withdrawn).

Price (in dollars) per Share at which Shares are being tendered:

      $23.000 [_]    $23.125 [_]     $23.250 [_]     $23.375 [_]     $23.500 [_]
      $23.625 [_]    $23.750 [_]     $23.875 [_]     $24.000 [_]     $24.125 [_]
      $24.250 [_]    $24.375 [_]     $24.500 [_]     $24.625 [_]     $24.750 [_]
      $24.875 [_]    $25.000 [_]     $25.125 [_]     $25.250 [_]     $25.375 [_]
      $25.500 [_]    $25.625 [_]     $25.750 [_]     $25.875 [_]     $26.000 [_]

                           DIVIDEND REINVESTMENT PLAN
                              (See Instruction 13)

 This section is to be completed ONLY if Shares held in the Company's Dividend Reinvestment Plan are to be tendered.

 [_]By checking this box, the undersigned represents that the undersigned is a participant in the Company's Dividend Reinvestment Plan and hereby tenders the following number of Shares held in the Dividend Reinvestment
    Plan   account of the undersigned at Mellon Bank, N.A.:
    Shares*

 * The undersigned understands and agrees that all Shares held in the Dividend Reinvestment Plan account of the undersigned at Mellon Bank, N.A. will be tendered if the above box is checked and the space above is left blank.

                                   ODD LOTS
                              (See Instruction 6)

              To be completed ONLY if Shares are being tendered
             by or on behalf of a person owning beneficially, as of the close of business on July 27, 1999, an aggregate of fewer than 100 Shares.

              The undersigned either (check one box):

             [_] was the beneficial owner as of the close of
               business on July 27, 1999 of an aggregate of fewer than 100 Shares, all of which are being tendered;
               or

             [_] is a broker, dealer, commercial bank, trust
               company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on July 27, 1999 an aggregate of fewer than 100 Shares, and is tendering all of such Shares.




     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
                                            (See Instructions 1, 7, 8 and 9)

   (See Instructions 1, 7, 8 and 9)

                                            To be completed ONLY if the
  To be completed ONLY if the              check for the purchase price of
 check for the purchase price of           Shares purchased (less the amount
 Shares purchased (less the amount         of any federal income and backup
 of any federal income and backup          withholding tax required to be
 withholding tax required to be            withheld) and certificates for
 withheld) and certificates for            Shares not tendered or not
 Shares not tendered or not                purchased are to be mailed to
 purchased are to be issued in the         someone other than the
 name of someone other than the            undersigned or to the undersigned
 undersigned.                              at an address other than that
                                           shown below the undersigned's
                                           signature.

 Issue check and certificate(s)
 to:


                                           Deliver check and certificates
 Name: ____________________________        to:
           (Please Print)

                                           Name: ____________________________

 Address: _________________________                  (Please Print)


 ----------------------------------        Address: _________________________

         (Include Zip Code)
                                           ----------------------------------

 ----------------------------------                (Include Zip Code)

   (Taxpayer Identification No.)
                                           ----------------------------------

                                           (Taxpayer Indentification Number)

                                   SIGN HERE
                  (Please Complete Substitute Form W-9 below)

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                            Signature(s) of Owner(s)
 Name(s) ______________________________________________________________________
                                 (Please Print)
 Capacity (full title) ________________________________________________________
 Address ______________________________________________________________________
                               (Include Zip Code)

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 Daytime Area Code and Telephone Number _______________________________________
 Dated ________________________________________________________________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person operating in a fiduciary or representative capacity, please set forth full title and see Instruction 7.)

       Guarantee of Signature(s), if required (See Instructions 1 and 7)
 Name of Firm _________________________________________________________________
 Address (Include Zip Code) ___________________________________________________
 Authorized Signature _________________________________________________________
 Name(s) ______________________________________________________________________
 Area Code and Telephone Number _______________________________________________
 Dated ________________________________________________________________________

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 7.

  2. Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedure. You should use this Letter of Transmittal only if you are either forwarding certificates herewith or causing the Shares to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. In order for you to validly tender Shares, certificates for all physically delivered Shares or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase).

  If you cannot deliver your Shares and all other required documents to the Depositary by the Expiration Date, you must tender your Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Depositary by the Expiration Date and (c) the certificates for all physically delivered Shares or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

  The method of delivery of all documents, including Share certificates, is at your option and risk. If you choose to deliver the documents by mail, registered mail with return receipt requested, properly insured, is recommended.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), you waive any right to receive any notice of the acceptance for payment of the Shares.

  3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, you should list the certificate numbers and/or the number of Shares on a separate signed schedule attached hereto.

  4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If you wish to tender (offer to sell) fewer than all of the Shares represented by any certificates that you deliver to the Depositary, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Offer. Unless you indicate otherwise, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered.

  5. Indication of Price at Which Shares Are Being Tendered. In order to validly tender by this Letter of Transmittal, you must either:

    (a) check the box under "Shares Tendered at Price Determined by Modified Dutch Auction;" OR

    (b) check the box indicating the price per Share at which you are tendering Shares under "Shares Tendered at Price Determined by
  Shareholder."

  By checking the box under "Shares Tendered at Price Determined by Modified Dutch Auction," you agree to accept the Purchase Price resulting from the modified Dutch auction tender process, which may be as low as $23.00 or as high as $26.00 per Share. By checking a box under "Shares Tendered at Price Determined by Shareholder," you acknowledge that doing so could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price that you checked.

  You may only check one box. If you check more than one box or no boxes, then you will not be deemed to have validly tendered your Shares. If you wish to tender portions of your Share holdings at different prices, you must complete a separate Letter of Transmittal for each price at which you wish to tender each such portion of your Shares. You cannot tender the same Shares at more than one price (unless you previously tendered and withdrew those Shares, as provided in Section 4 of the Offer to Purchase).

  6. Odd Lots. As described in Section 2 of the Offer to Purchase, if the Company purchases less than all Shares tendered and not withdrawn before the Expiration Date, the Shares purchased first will consist of all Shares tendered by any shareholder who owned beneficially, as of the close of business on July 27, 1999, an aggregate of fewer than 100 Shares and who tenders all of such Shares. Even if you otherwise qualify for the "odd lot" preferential treatment, you will not receive such preferential treatment unless you complete the box captioned "Odd Lots."

  7. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or Shares not tendered or not purchased are to be returned in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

  8. Stock Transfer Taxes. Except as provided in this Letter of Transmittal, the Company will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or tendered Shares are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposted on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

  9. Special Payment and Delivery Instructions. If a check for the Purchase Price of any Shares accepted for payment is to be issued in the name of, and/or Share certificates for Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

  10. Federal Income Tax Withholding. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain shareholders pursuant to the Offer. In order to avoid such backup withholding, each tendering shareholder must provide the Depositary with such shareholder's correct taxpayer identification number by completing the Substitute Form W-9 set forth above. In general, if a shareholder is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder pursuant to the Offer may be subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such shareholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

  Unless the Company determines that a reduced rate of withholding is applicable pursuant to a tax treaty or that an exemption from withholding is applicable because gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, the Company will be required to withhold federal income tax at a rate of 30% from such gross proceeds paid to a foreign shareholder or his agent. For this purpose, a foreign shareholder is any shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of its source. The Company will determine the applicable rate of withholding by reference to a shareholder's address, except if facts and circumstances indicate such reliance is not warranted or if applicable law (for example, an applicable tax treaty or Treasury regulations thereunder) requires some other method for determining a shareholder's residence. A foreign shareholder may be eligible to file for a refund of such tax or a portion of such tax if such shareholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" tests described in the Offer to Purchase under the caption "Certain Federal Income Tax Consequences" or if such shareholder is entitled to a reduced rate of withholding pursuant to a treaty and the Company withheld at a higher rate. In order to claim an exemption from withholding on the grounds that gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly executed Form 4224 claiming exemption. Such forms can be obtained from ChaseMellon Shareholder

Services, L.L.C., the Information Agent for the Offer, at the address and telephone number listed on the last page of this Letter of Transmittal. Foreign shareholders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and the refund procedure.

  11. Irregularities. All questions as to Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, Donaldson, Lufkin & Jenrette Securities Corporation, the Dealer Manager for the Offer (the "Dealer Manager"), the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

  12. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal should be directed to the Information Agent and the Dealer Manager at their respective addresses and telephone numbers set forth below.

  13. Dividend Reinvestment Plan. Shareholders who participate in the Company's Dividend Reinvestment Plan who want to tender Shares held under that plan pursuant to the Offer should mark the box under "DIVIDEND REINVESTMENT PLAN" and indicate the number of Shares that are to be tendered. If such box is marked but the number of Shares to be tendered is not indicated, all Shares held for the shareholder's account in the Company will be tendered. Such Shareholders must also follow the instructions for indicating the price per Share listed under "PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED." If no price is indicated, there is no valid tender of Shares. Shareholders wishing to tender Shares at more than one price must completely fill out one Letter of Transmittal for each price indicated. The same Shares cannot be tendered at more than one price (unless those Shares were previously tendered and withdrawn).

            PAYER'S NAME: ChaseMellon Shareholder Services, L.L.C.


                        Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW

                                                       ----------------------

 SUBSTITUTE                                            Social Security Number
 FORM W-9                                              (If awaiting TIN write
 Department of the                                         "Applied For")
 Treasury

 Internal Revenue                                                OR
 Service

                                                       ----------------------

 Payer's Request for                                  Employer Identification
 Taxpayer                                                      Number
 Identification Number                                 (If awaiting TIN write
 (TIN)                                                     "Applied For")
                       --------------------------------------------------------

                        Part 2--Certificate--Under penalties of perjury, I certify that:
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting
                            for a number to be issued for me), and
                        (2) I am not subject to backup withholding because:
                            (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                       --------------------------------------------------------

                        CERTIFICATION INSTRUCTIONS--You must cross out item
                        (2) above if you have been notified by the IRS that
                        you are currently subject to backup withholding
                        because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that
                        you are no longer subject to backup withholding, do
                        not cross out such item (2). (Also see instructions
                        in the enclosed Guidelines).
                       --------------------------------------------------------

                                                                   Part 3--

                        SIGNATURE ______________  DATE ___, 1999   Awaiting
                                                                   TIN [_]


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, 31% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days.

 SIGNATURE ___________________________________________ DATE ___________, 1999

                    The Information Agent for the Offer is:

                             [LOGO] ChaseMellon
                                    Shareholder Services

                        450 West 33rd Street--14th Floor
                            New York, New York 10001
                        Banks and brokers call collect:
                                  212-273-8083
                           All others call toll free:
                                 1-800-953-2497

                      The Dealer Manager for the Offer is:

                          Donaldson, Lufkin & Jenrette
                                277 Park Avenue
                            New York, New York 10172
                                 (212) 892-7736
                                       or
                                 (212) 892-3742